Exhibit 99.1

Caliber Expands its Internal Wholesale Team as the Firm
Accelerates its Capital Markets Initiatives

SCOTTSDALE, Ariz., June 26, 2023 – CaliberCos Inc. (NASDAQ: CWD), a leading vertically integrated alternative asset manager, today announced the expansion of its internal wholesale team, which will significantly extend its reach into the Registered Investment Advisor (RIA) and independent broker-dealer channels. The team expansion follows Caliber’s announcement earlier this year that it had engaged with Skyway Capital Markets to serve as the exclusive managing broker dealer for the primary investment products in Caliber’s funds.

Caliber’s new wholesale team will report to Howard Hill, Senior Vice President of Corporate Development and Head of Capital Markets for Caliber. The team includes:

•Sean Hickham, Vice President of National Accounts
•Matt Jameson, Vice President, Capital Markets – East
•Andrew Garten, Vice President, Capital Markets – Central
•Mark Dickinson, Vice President, Capital Markets – West
•Rachel Lage, Senior Capital Markets Associate
•Brenna Winters, Capital Markets Associate

In making the announcement, Hill said, “We are bringing together a terrific team of professionals, each of whom has a strong track record of successful business development and a deep understanding of alternative asset products. Together, this team will significantly expand Caliber’s access to capital for our funds in the RIA and independent broker-dealer channels, which will enable us to accelerate growth in our assets under management. I look forward to leading this team and helping them expand Caliber’s reach in these important channels.”

Sean Hickham brings more than 25 years of financial experience to his new role of Vice President of National Accounts for Caliber, where he is responsible for driving business within the RIA and broker-dealer channels for Caliber Funds. Prior to joining Caliber, Hickham was Vice President of Sales and Marketing for Trustreet Properties, Inc. (NYSE: TSY), a public REIT sponsored by CNL. Following the sale of Trustreet to GE Capital, he was named Vice President, Mid-Cap Markets for GE. In 2011, Hickham returned to CNL as Senior Vice President of Fund Management, and helped launch Corporate Capital Trust (NYSE: CCT) and raise of over $3.5 billion in equity capital. He earned a bachelor’s degree in finance and economics from the University of Missouri - St. Louis.

Mathew Jameson, Vice President of Capital Markets – East, joins Caliber with a 14-year track record of successfully raising capital for industry-leading alternative asset investment managers, most recently serving as a Director at Apollo Global Management. An accomplished business development executive and alternative investment specialist, Jameson currently focuses on business development activities for Caliber in the eastern region of the U.S. In previous roles, he represented various asset classes and vehicles, including private credit, private equity and private real estate products. Before joining Apollo, Jameson served as a Senior Vice President at Griffin Capital Securities. He is a graduate of Miami University of Ohio.

Andrew Garten, Vice President of Capital Markets – Central, is a tenured alternative investment specialist. He leads business development activities for Caliber's leading alternative asset solutions in the central region of the U.S. Prior to joining Caliber, Garten served as a Senior Vice President for Griffin Capital, where his primary focus was on private real estate and private credit investment structures. Before Griffin Capital, he held various capital markets positions at Cole Capital, including Senior Vice President of Major Markets in New York City. Garten has raised more than $1 billion in equity for alternative investment vehicles over nearly two decades. Garten is a graduate of Virginia Tech University's Business School, where he studied global business management with an emphasis on technological innovation and corporate entrepreneurship.

Mark Dickinson, Vice President of Capital Markets – West, has been with Caliber since 2019 and recently joined this new wholesale team. He previously served as Vice President of Institutional Investments, where he consulted with institutional investors and raised capital for Caliber's Funds and individual real estate projects through the RIA, family office and bank trust channels. Prior to joining Caliber, Dickinson was Director of Intermediary Sales and Client Engagement at OpenInvest Co. He also served as a board member for The Financial Planning Association, after serving as Director and Portfolio Specialist at Pender Capital Management LLC. He started his career as an external wholesaler at Legg Mason Inc., and also was an RIA consultant at Cohen and Steers Inc. and DSM Capital Partners LLC. Dickinson earned a bachelor’s degree in business management from the University of La Verne.

Rachel Lage joined Caliber as its Senior Capital Markets Associate. In this role, she will be responsible for business development activities including sales and marketing support in the RIA and broker-dealer channels. Lage is joining Caliber from DPL Financial Partners, where she served as Regional Vice President and represented structured, variable, fixed index and fixed annuities in the RIA channel. She has nearly two decades of experience in financial services, including positions at Nationwide Financial, Brighthouse Financial Securities and Griffin Capital Securities. Lage earned a bachelor’s degree in business administration and operations at Bellevue University.

Brenna Winters, Caliber’s Capital Markets Associate, is a seasoned professional in commercial real estate with expertise in business development, sales, and client relations. At Caliber, she cultivates new business relationships with Investment Advisors and broker dealers nationwide. Winters is active in industry organizations, including the Commercial Real Estate Women’s (CREW) Network and Financial Planning Association of Phoenix, and she holds real estate licenses in Oregon and Arizona.

About CaliberCos Inc.
Caliber (NASDAQ: CWD) is a leading vertically integrated alternative asset management firm whose purpose is to build generational wealth for investors seeking to access opportunities in middle-market assets. Caliber differentiates itself by creating, managing, and servicing proprietary products, including middle-market investment funds, private syndications, and direct investments which are managed by our in-house asset services group. Our funds include investment vehicles focused primarily on real estate, private equity, and debt facilities. Additional information can be found at Caliberco.com and CaliberFunds.co.

Forward Looking Statements
This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” "will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the final prospectus related to the Company’s public offering filed with the SEC and other reports filed with the SEC thereafter. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

CONTACTS:
Caliber:
Samantha Vrcic
+1 480-295-7600
Samantha.vrcic@caliberco.com

Media Relations:
Kelly McAndrew
Financial Profiles
+1 203-613-1552
KMcAndrew@finprofiles.com